VOLUNTARY SURRENDER AGREEMENT

     This Voluntary Surrender Agreement (this "Agreement") dated this 15th day of November, 1999, by and between Foreland Corporation, a Nevada corporation ("Foreland"), Eagle Springs Production Limited Liability Company, a Nevada limited liability company ("Eagle Springs"); Foreland Refining Corporation, a Texas corporation ("Foreland Refining"); Foreland Asphalt Corporation, a Utah corporation ("Foreland Asphalt"); Foreland Asset Corporation, a Nevada corporation ("Foreland Asset"); and Foreland Transportation, Inc., a Utah corporation ("Foreland Transportation") herein collectively referred to as "Borrowers" and Energy Income Fund, L.P. ("EIF") referred to as "Lender."

                                    RECITALS

     WHEREAS, the Borrowers and Lender have entered into a Financing Agreement dated as of January 6, 1998 as amended by that First Amendment to Financing Agreement dated as of August 10, 1998, and that Second Amendment to Financing Agreement dated as of February 4, 1999 (as amended the "Loan Documents").

     WHEREAS, Lender and Borrowers are parties to the Loan Documents referenced in the recital;

     WHEREAS, Borrowers are in default of their obligations to Lender under the Loan Documents and acknowledge that Lender is entitled to take remedial action
as a result of such default, including,     among other things, accelerating the
loans and foreclosing on Borrower's collateral under the Loan Documents;

     WHEREAS, Borrowers owe, as of October 19, 1999, Thirteen Million Four Hundred Eighty-two Thousand Four Hundred Thirty-six and 73/100 Dollars ($13,482,436.73) pursuant to loans under the Loan Documents (estimated as of October 15, 1999).

     In consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

     1. Validity of Loan Documents. Borrowers acknowledge that the Loan Documents are valid and binding obligations of Borrower and are enforceable according to their terms. Borrowers acknowledge that they are in default under the Loan Documents and that all of such indebtedness and other obligations arising under the Loan Documents are secured by Lender's security interest and liens in the collateral, which consists of substantially all of the personal property and leasehold interest of all respective Borrowers ("the Collateral") excluding generally:

     (a) Borrowers oil and gas leasehold interests that are not included or described in Lender's deeds of trust or other security instruments; and

     (b) the office furniture and equipment in Foreland's Lakewood, Colorado executive offices.

The database of Borrowers as to the Collateral properties shall be transferred to and owned by Lender. The database of Borrowers with respect to non-Collateral properties shall remain the property of the Borrowers free and clear of any claim by Lender. Borrower and Lender agree to provide and to make available access to their respective databases during reasonable business hours upon such terms and conditions as the Borrowers and Lender may agree.

     2. Rights of Lender. Borrowers acknowledge that as a result of their defaults under the Loan Documents, Lender is under no obligation under the Loan Documents to make further advances to or for the benefit of Borrowers, and that Lender has all the rights and remedies of secured parties under the Uniform Commercial Code ("Code") and under the Loan Documents upon the occurrence of a default.

     3. Repossession of the Collateral. In order to assist Lender in its efforts to maximize its recovery in this matter, which maximization is in the direct interest of and benefit to the Borrowers, Borrowers acknowledge that Lender hereby has the right, power and privilege to repossess the Collateral, without the opportunity for any prior judicial or other type of hearing. Borrowers hereby grant Lender peaceable possession of the Collateral and further authorize and consent to Lender's entering upon the premises of Borrowers, including without limitation, any warehouses, storage areas, vehicles or offices, or other locations holding any Collateral at any time anywhere, whether now or hereafter, (i) to repossess any of the Collateral and (ii) in the Lender's discretion, to achieve and maintain exclusive possession and control of and over any or all the Collateral owned or leased by any Borrower and (iii) to prepare any of the Collateral for sale or disposition under the Code.

     4. Waiver. The Borrowers each hereby renounce and waive any rights that they may have under Article 9 of the Code or any jurisdiction in which any collateral may now or hereafter be located or any of the rights under any other applicable right. Without limiting the generality of the foregoing, Borrowers each hereby renounce any right to receive notice of any disposition by Lender of the Collateral pursuant to Section 9-504(3) of the Code, whether such disposition is by public or private sale under the Code or otherwise. Borrowers agree that such sales are commercially reasonable to sell the Collateral by private or public sale and that Lender does not intend to take Collateral in full satisfaction of its claim under Section 9-504 of the Code.

     5. Application of Proceeds of Sale. Lender shall credit all sale proceeds and other payments received in connection with any sale of the Collateral to Borrower's indebtedness. Any proceeds received will be applied, first to the interest due, then to the principal debt of the obligation, and finally to the cost of collection, including attorney's fees.

     6. Extension of Lender's Rights. Borrowers hereby agree that, except as otherwise expressly set forth herein, Lender shall retain all of its rights and remedies under the Loan Documents. The Borrowers acknowledge that as an appropriate remedy, Lender may seek, and the Borrowers will consent to, the appointment of a receiver in a pending civil action to be filed in the States of Utah, Nevada and/or Colorado. Borrowers agree to cooperate with the Lender in effectuating a conveyance and transfer of the Collateral by the respective Borrowers in each respective state court action. Borrowers further agree to forthwith fully cooperate with Lender in granting the Lender access to the books and records of the Borrowers, including all executory contracts, supplier and customer lists, and for the Lender to contact said executory contract holders, suppliers, customers and interested parties in regard to assets secured by the Lender in regard to each of the respective Borrowers' businesses.

     7. Permitted Expenditures by Borrowers. Subject to the continuing cooperation of Borrowers pending the conveyance and transfer of the Collateral as contemplated hereby, Lender shall permit Borrowers to use cash proceeds generated from its operation of the Collateral, which therefore constitutes part of the Collateral, to be used by Borrowers for certain costs incurred by Borrowers in discharging its obligations hereunder and in paying other costs as agreed by Borrowers and Lender, all as set forth from time to time in budgets for successive specified periods, initialed by the parties for identification. Contemporaneously with the execution hereof, Lender and Borrowers have agreed to an initial budget for the period, in the amounts and for the items set forth therein. The failure of Borrowers to fully and completely cooperate with Lender in effectuating a conveyance and transfer of assets previously pledged to Lender by Borrower through appropriate state court foreclosure proceedings will terminate the ability of Borrowers to use any funds as set forth in the budget attached hereto as Exhibit "A."

     8. Satisfaction of Obligation to Lender. Upon effectuating the conveyance and transfer of the Collateral by the respective Borrowers in each respective state court proceeding and obtaining a final order in each respective state, the obligations, liabilities and duties of Borrowers under the Loan Agreement shall be satisfied in full. Borrowers shall have no further obligations thereunder in favor of Lender unless there has been an involuntary bankruptcy filed, a voluntary bankruptcy filed or any action filed to set aside the state court proceedings. Lender affirmatively states, and has taken the position previously, that the obligation of the Borrowers is a recourse obligation. Lender further sets forth that the additional assets held by Borrowers are as a result of the utilization of proceeds from Lender and that Lender claims an interest in the additional assets acquired by Borrowers from Lender's proceeds. Lender agrees not to pursue any such causes of action or indebtedness provided that no involuntary bankruptcy, voluntary bankruptcy or any state court action to set aside the determination as to the rights and priorities of the Lender have been filed. To the extent an involuntary bankruptcy is filed, a voluntary bankruptcy or any action in state court in the applicable state court proceeds to attempt to set aside the indebtedness or determination as to perfection of Collateral pledged by Borrowers in favor of Lender, then Lender may proceed to seek a judgment against Borrowers for imposition of a lien against other assets of the Borrowers.

     9. Release of Claims and Waiver by Borrowers to Lender. Each Borrower, for itself and its present and former officers, shareholders, directors, managers, members, employees, agents, attorneys, heirs, administrators, personal representatives, successors and assigns, hereby release, remise, acquit, and forever discharge Lender, together with all of its future, present, and former employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, managers, partners, predecessors, successors and assigns, subsidiary corporations and companies, parent corporations and companies, and all related corporate and company divisions (of the respective other parties), from any and all actions and causes of action, judgments, execution, suits, debts, claims, demands, liabilities, obligations, damages, and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, or whatsoever kind of nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the other parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement and the Loan Documents. Borrowers acknowledge that the agreements in this paragraph are intended to be in full satisfaction of any and all related injuries or damages arising in connection with this matter. Borrowers represent and warrant that they have not purported to transfer, assign or otherwise convey to any other person any right, title or interest in any of the claims released under the terms of this Agreement, are the sole owners of all such claims, have full authority to release such claims and to agree to all matters set forth in this Agreement and that the foregoing constitutes a full and complete release of Lender. This Release shall not be effective to the extent the Borrowers or any of them individually or in concert have converted or diverted assets previously pledged by the Borrowers to the Lender and any release agreement herein shall not be effective to prohibit the Lender from proceeding to recover said converted or transferred assets and to bring affirmative actions against any and all parties necessary for any damages or expenses incurred therein including reasonable attorney fees. To the extent an involuntary bankruptcy, a voluntary bankruptcy or an action to set aside state court proceedings has been filed, then to the extent the relief provide herein has been set aside, then this Release shall be of no further force or effect.

     10. Release of Claims and Waiver by Lender. Lender, for itself and its present and former officers, shareholders, directors, managers, members, employees, agents, attorneys, heirs, administrators, personal representatives, successors and assigns, hereby releases, remises, acquits, and forever discharges Borrowers, together with all of Borrowers' respective future, present, and former employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, managers, partners, predecessors, successors and assigns, subsidiary corporations and companies, parent corporations and companies, and all related corporate and company divisions (of the respective other parties), from any and all actions and cause of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages, and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, or whatsoever kind of nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the other parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement and the Loan Documents, save and except, only after a final order of foreclosure in the appropriate state court proceeding has been effectuated as to the conveyance and transfer of the collateral by the respective Borrowers to the Lender in each respective state court action as provided above, the covenants and obligations of Lender under the Loan Documents and this Agreement. Lender acknowledge that the agreements in this paragraph are intended to be in full satisfaction of any and all related injuries or damages arising in connection with this matter. Lender represents and warrants that it has not purported to transfer, assign or otherwise convey any right, title or interest in any of the claims released under the terms of this Agreement, is the sole owners of all such claims, has
full authority to release such claims and   to agree to all matters set forth in
this Agreement and that the foregoing constitutes a full and complete release of Borrowers. The limitations as set forth in paragraphs 7, 8 and 9 are incorporated herein by reference and limit the scope and extent of the relief provided herein.

     11. Merger; Entire Agreement. The Loan Documents and this Agreement, together with the documents to be delivered in connection with the transactions contemplated hereby, represent the entire agreement between the parties. Any and all other negotiations, courses of dealing, communications, understandings, agreements, representations, or warranties, written or oral, specifically including that certain document entitled "Memorandum of Agreement, Foreland Recapitilization Plan" dated October 1, 1999, shall be of no force or effect.
No amendment or modification hereof shall be effective until and unless the same shall have been set forth in writing and signed by the parties hereto.

     12. Hay Ranch. Until May 1, 2000, Lender or its successor will offer to Foreland the right to participate for up to 50% of Lender's working interest (a) on the same terms as agreed by any third-party, which terms are acceptable to Lender, in any exploration program involving the Hay Ranch, Nevada, prospect, as set forth on Exhibit "B" attached hereto, (b) in any Foreland proposal that is acceptable to Lender or its successor, or (c) if Lender or its successor drills without any third party participation then on terms that are negotiated between Foreland and Lender or its successor. In order to exercise such right, Foreland shall, in each instance, notify Lender or its successor in writing within ten days after receiving the offer(s) to participate and shall meet the authorization for expenditures cash call and other provisions on the same terms as accepted by the third-party participant(s) or as agreed to by Lender or its successor.

     In witness whereof, the parties have executed this Voluntary Surrender Agreement as of the date and year first above written.


                                   "BORROWERS"

                                   Foreland Corporation

                                   By  /s/ N. Thomas Steele
                                     ------------------------------------------
                                     N. Thomas Steele, President

                                   Eagle Springs Production Limited Liability
                                   Company

                                   By  /s/ Bruce C. Decker
                                     ------------------------------------------
                                     Bruce C. Decker, Manager


                                   Foreland Refining Corporation

                                   By  /s/ Bruce C. Decker
                                     ------------------------------------------
                                     Bruce C. Decker, President


                                   Foreland Asphalt Corporation

                                   By  Bruce C. Decker
                                     ------------------------------------------
                                     Bruce C. Decker, President


                                   Foreland Asset Corporation

                                   By  /s/  Bruce C. Decker
                                     ------------------------------------------
                                     Bruce C. Decker, President


                                   Foreland Transportation

                                   By  /s/ Bruce C. Decker
                                     ------------------------------------------
                                     Bruce C. Decker, President


                                   "LENDER"

                                   Energy Income Fund, L.P.


                                   By  /s/ Steven P. McDonald
                                     ------------------------------------------
                                     Steven P. McDonald
                                     Vice-President